                                                                      EXHIBIT 24

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.



                                                             /s/ Rand V. Araskog
                                                                 Rand V. Araskog

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.



                                                           /s/ Livio D. DeSimone
                                                               Livio D. DeSimone

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.



                                                             /s/ Roger A. Enrico
                                                                 Roger A. Enrico

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.



                                                           /s/ William W. George
                                                               William W. George

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.



                                                               /s/ Roger L. Hale
                                                                   Roger L. Hale

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.



                                                        /s/ Betty Ruth Hollander
                                                            Betty Ruth Hollander

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.



                                                           /s/ Michele J. Hooper
                                                               Michele J. Hooper

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.



                                                    /s/ Mary Patterson McPherson
                                                        Mary Patterson McPherson

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.



                                                         /s/ Solomon D. Trujillo
                                                             Solomon D. Trujillo

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.



                                                                  /s/ Bob Ulrich
                                                                      Bob Ulrich

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.



                                                              /s/ John R. Walter
                                                                  John R. Walter

                           DAYTON HUDSON CORPORATION

                               Power of Attorney
                          of Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of DAYTON HUDSON CORPORATION, a Minnesota corporation, does hereby make, constitute and appoint ROBERT J. ULRICH, STEPHEN E. WATSON, DOUGLAS A. SCOVANNER, STEPHEN C. KOWALKE, SARA J. ROSS, WILLIAM E. HARDER, and FRANK R. SUSHAK, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-3, Form S-8, or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Securities Act of 1933, as amended, of debentures or other securities of said Corporation, and any securities (including securities issued by pass-through trusts) issued in connection with sale and leaseback transactions entered into by the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of January, 1995.



                                                           /s/ Stephen E. Watson
                                                               Stephen E. Watson